As filed with the Securities and Exchange Commission on August 28, 2001
                                                         Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          ---------------------------

                                   FORM F-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                          ---------------------------

                               Vivendi Universal
            (Exact name of Registrant as specified in its charter)
                          ---------------------------

      Republic of France                   7389                     None
   (State or jurisdiction of   (Primary Standard Industrial   (I.R.S. Employer
incorporation or organization)  Classification Code Number)  Identification No.)

                            42, avenue de Friedland
                         75380 Paris Cedex 08, France
                              33 (1) 71 71 10 00
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                      Vivendi Universal U.S. Holding Co.
                               800 Third Avenue
                                   7th Floor
                           New York, New York 10022
                                (212) 572-7000
                             Attention: President
           (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                          ---------------------------

                                  Copies to:

       Faiza J. Saeed               Scott N. Wolfe             Elena Baxter
   Cravath, Swaine & Moore         Latham & Watkins             Bredin Prat
       Worldwide Plaza          12636 High Bluff Drive     130, rue du Faubourg
      825 Eighth Avenue                Suite 300               Saint-Honore
New York, New York 10019-7472     San Diego, CA 92130       Paris, 75008 France
       (212) 474-1000               (858) 523-5400          33 (1) 44 35 35 35
                          ---------------------------

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: Upon completion of the merger referred to herein.
     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Number 333-64754
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. o



                        CALCULATION OF REGISTRATION FEE

    TITLE OF EACH CLASS OF                 AMOUNT TO          PROPOSED MAXIMUM          PROPOSED MAXIMUM             AMOUNT OF
SECURITIES TO BE REGISTERED (1)        BE REGISTERED (2)   OFFERING PRICE PER UNIT AGGREGATE OFFERING PRICE (3) REGISTRATION FEE (3)
----------------------------------  ---------------------  ----------------------- --------------------------- ---------------------
Ordinary shares, nominal value            719,488                     N/A                  $197,400,316              $49,351
(euro)5.50 pershare
==================================  =====================  ======================= =========================== =====================

(1) This registration statement relates to the registrant's ordinary shares, nominal value (euro)5.50 per share, to be issued to holders of common stock, par value $0.001 per share ("MP3.com common stock") of MP3.com, Inc., a Delaware corporation ("MP3.com"), pursuant to the merger contemplated by the Agreement and Plan of Merger, dated as of May 20, 2001, by and among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc. (the "Merger"), as described in the Registration Statement on Form F-4 (Registration No. 333-64754) filed by the Registrant. A separate registration statement on Form F-6 has been filed in connection with the registrant's American Depositary Shares, each representing one ordinary share of the registrant, to be issued in connection with such transaction.

(2) Represents the number of additional ordinary shares of the Registrant expected to be issued to holders of common stock, $0.001 par value per share, of MP3.com, Inc. pursuant to the Merger, as described in the Registration Statement on Form F-4 (Registration No. 333-64754) filed by the Registrant. In connection with the filing of that Registration Statement, 3,597,444 ordinary shares of the Registrant were registered with the Securities and Exchange Commission and Registrant paid a fee of $49,351. The total number of ordinary shares of the Registrant to be issued in connection with the Merger is now expected not to exceed 4,316,932 ordinary shares.

(3) Pursuant to Rule 457(c),(f)(1) and (f)(3), and estimated solely for purposes of calculating the registration fee, the proposed maximum aggregate offering price of ordinary shares to be issued in connection with the Merger was $197,400,316, which equaled (i) the product of (a) the average of the high and low prices of MP3.com common stock of $4.865 per share, as reported on the Nasdaq National Market on July 5, 2001 and
     (b) the maximum number of shares of MP3.com common stock to be canceled, less (ii) the maximum amount of cash to be paid by the Registrant in exchange for shares of MP3.com common stock (which equals $5.00 times one-half the total number of shares of MP3.com common stock to be canceled). The proposed maximum offering price will not be affected by the registration of additional ordinary shares of Vivendi Universal, and therefore the registration fee was paid in full in connection with the Registration Statement on Form F-4 (Registration No. 333-64754).


                               EXPLANATORY NOTE

     This Registration Statement is being filed by Vivendi Universal pursuant to General Instruction H to Form F-4 Registration Statement and Rule 462(b) issued under the Securities Act of 1933, as amended, solely to register an additional number of ordinary shares of Vivendi Universal for issuance pursuant to the merger contemplated by the Agreement and Plan of Merger, dated as of May 20, 2001, as amended (the "Merger"), among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc.

     Vivendi Universal previously registered a total of 3,597,444 of its ordinary shares for issuance pursuant to the Merger Agreement by means of the currently effective Registration Statement on Form F-4 (Registration No. 333-64754) and Registrant paid a fee of $49,351 based on the proposed maximum aggregate offering price of $197,400,316. The proposed maximum offering price will not be affected by the registration of additional ordinary shares of Vivendi Universal, and therefore the registration fee was paid in full in connection with the Registration Statement on Form F-4 (Registration No. 333-64754). The total number of ordinary shares of Vivendi Universal to be issued in connection with the Merger is now expected not to exceed 4,316,932 ordinary shares.

     The contents of the prior Registration Statement on Form F-4 (Registration No. 333-64754) are hereby incorporated by reference into this Registration Statement.

                                    PART II

                  INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a)  Exhibits.

     The following documents are filed as exhibits to the registration statement:

Exhibit
Number                             Description

2.1 Agreement and Plan of Merger dated as of May 20, 2001, among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc. (incorporated by reference to Annex A to the proxy statement/prospectus which is a part of the Registration Statement on Form F-4 (Registration No. 333- 64754) dated July 9, 2001).

2.2 Modification Agreement dated as of June 13, 2001, among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc. (incorporated by reference to Annex A to the proxy statement/prospectus which is part of the Registration Statement on Form F-4 (Registration No. 333- 64754) dated July 9, 2001).

3.1 Vivendi Universal Restated Corporate statuts (organizational document) (English translation) (incorporated by reference to the Vivendi Universal Annual Report on Form 20-F dated July 2, 2001).

4.1 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, and as further amended and restated as of December 8, 2000, among Vivendi Universal, S.A., The Bank of New York, as Depositary, and all the Owners and Beneficial Owners from time to time of American Depositary Shares issued thereunder (incorporated by reference to the Vivendi Universal Registration Statement on Form 8-A dated December 29, 2000).

5.1 Opinion of Jean-Francois Dubos as to the validity of the securities being issued.


8.1 Opinion of Cravath, Swaine & Moore as to certain U.S. Federal income tax matters.

8.2 Opinion of Ernst & Young LLP as to certain U.S. Federal income tax matters.

10.1 Merger Agreement, dated as of June 19, 2000, by and among Vivendi S.A., Canal Plus S.A., Sofiee S.A., 3744531 Canada Inc. and The Seagram Company Ltd. (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated
          October 30, 2000).

10.2 Shareholder Governance Agreement, dated as of June 19, 2000, by and among Vivendi S.A., Sofiee S.A. and certain shareholders of The Seagram Company Ltd. (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated
          October 30, 2000).

10.3 Stock and Asset Purchase Agreement, dated as of December 19, 2000, among Vivendi Universal, S.A., Pernod Ricard S.A. and Diageo plc (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated February 5, 2001).

21.1 Subsidiaries of Vivendi Universal, S.A. (incorporated by reference to the Vivendi Universal Annual Report on Form 20-F dated
          July 2, 2001).

23.1      Consent of RSM Salustro Reydel and Barbier Frinault & Cie.

23.2      Consent of RSM Salustro Reydel.

23.3      Consent of Ernst & Young LLP.

23.4      Consent of PricewaterhouseCoopers LLP.

23.5      Consent of Jean-Francois Dubos (included in Exhibit 5.1).

23.6      Consent of Cravath, Swaine & Moore (included in Exhibit 8.1).

23.7      Consent of Ernst & Young LLP (included in Exhibit 8.2).

24.1 Power of Attorney of certain officers and directors of Vivendi Universal (included on the signature page of the Registration Statement on Form F-4 (Registration No. 333-64754), dated July 9,
          2001).

     (b)  Not applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statement on Form F-4 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 28th day of August, 2001.

                               VIVENDI UNIVERSAL


                                   By: /s/ George E. Bushnell, III
                                      --------------------------------------
                                   Name:  George E. Bushnell, III
                                   Title: Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.




Signature                               Title                                   Date
---------                               -----                                   ----

            *                           Chairman and Chief Executive Officer    August 28, 2001
---------------------------             (Principal Executive Officer)
Jean-Marie Messier

            *                           Vice Chairman                           August 28, 2001
---------------------------
Edgar Bronfman, Jr.

            *                           Chief Financial Officer (Principal      August 28, 2001
---------------------------             Financial and Principal Accounting
Guillaume Hannezo                       Officer)

            *                           Senior Vice President, Finance          August 28, 2001
---------------------------             (Deputy Chief Financial Officer)
Dominique Gibert

            *                           Director and Co-Chief Operating         August 28, 2001
---------------------------             Officer
Pierre Lescure

            *                           Director and Co-Chief Operating         August 28, 2001
---------------------------             Officer
Eric Licoys

           *                            Director                                August 28, 2001
---------------------------
Bernard Arnault

                                        Director
---------------------------
Jean-Louis Beffa

            *                           Director                                August 28, 2001
---------------------------
Jean-Marc Espalioux

            *                           Director                                August 28, 2001
---------------------------
Philippe Foriel-Destezet

            *                           Director                                August 28, 2001
---------------------------
Jacques Friedmann

            *                           Director                                August 28, 2001
---------------------------
Mario-Josee Kravis

            *                           Director                                August 28, 2001
---------------------------
Henri Lachmann

            *                           Director                                August 28, 2001
---------------------------
Samuel Minzberg

                                        Director
---------------------------
Simon Murray



            *                           Director                                August 28, 2001
---------------------------
Serge Tchuruk

            *                           Director                                August 28, 2001
---------------------------
Rene Thomas

            *                           Director                                August 28, 2001
---------------------------
Marc Vienot

                                        Director
---------------------------
Esther Koplowitz

                                        Director
---------------------------
Edgar M. Bronfman

            *                           Director                                August 28, 2001
---------------------------
Richard H. Brown


  /s/ George E. Bushnell, III           Authorized Representative in the        August 28, 2001
---------------------------             United States
George E. Bushnell, III


*By: /s/ George E. Bushnell, III
     ------------------------------
     Name:  George E. Bushnell, III
     Attorney-in-Fact


                                 EXHIBIT INDEX
Exhibits
Number                         Description

2.1 Agreement and Plan of Merger dated as of May 20, 2001, among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc. (incoporated by reference to Annex A to the proxy statement/prospectus which is a part of the Registration Statement on Form F-4 (Registration No. 333-64754) dated July 9, 2001).

2.2 Modification Agreement dated as of June 13, 2001, among Vivendi Universal, S.A., Metronome Acquisition Sub Inc. and MP3.com, Inc. (incorporated by reference to Annex A to the proxy statement/prospectus which is part of the Registration Statement on Form F-4 (Registration No. 333-64754) dated July 9, 2001).

3.1 Vivendi Universal Restated Corporate statuts (organizational document) (English translation) (incorporated by reference to the Vivendi Universal Annual Report on Form 20-F dated July 2,
               2001).

4.1 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, and as further amended and restated as of December 8, 2000, among Vivendi Universal, S.A., The Bank of New York, as Depositary, and all the Owners and Beneficial Owners from time to time of American Depositary Shares issued thereunder (incorporated by reference to the Vivendi Universal Registration Statement on Form 8-A dated December 29, 2000).

5.1 Opinion of Jean-Francois Dubos as to the validity of the securities being issued.

8.1 Opinion of Cravath, Swaine & Moore as to certain U.S. Federal income tax matters.

8.2 Opinion of Ernst & Young LLP as to certain U.S. Federal income tax matters.

10.1 Merger Agreement, dated as of June 19, 2000, by and among Vivendi S.A., Canal Plus S.A., Sofiee S.A., 3744531 Canada Inc. and The Seagram Company Ltd. (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated October 30, 2000).

10.2 Shareholder Governance Agreement, dated as of June 19, 2000, by and among Vivendi S.A., Sofiee S.A. and certain shareholders of The Seagram Company Ltd. (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated October 30, 2000).

10.3 Stock and Asset Purchase Agreement, dated as of December 19, 2000, among Vivendi Universal, S.A., Pernod Ricard S.A. and Diageo plc (incorporated by reference to the Vivendi Universal Registration Statement on Form F-4 dated February 5, 2001).

21.1 Subsidiaries of Vivendi Universal, S.A. (incorporated by reference to the Vivendi Universal Annual Report on Form 20-F dated July 2, 2001).

23.1           Consent of RSM Salustro Reydel and Barbier Frinault & Cie.

23.2           Consent of RSM Salustro Reydel.

23.3           Consent of Ernst & Young LLP.

23.4           Consent of PricewaterhouseCoopers LLP.

23.5           Consent of Jean-Francois Dubos (included in Exhibit 5.1).

23.6           Consent of Cravath, Swaine & Moore (included in Exhibit 8.1).

23.7           Consent of Ernst & Young LLP (included in Exhibit 8.2).

24.1 Power of Attorney of certain officers and directors of Vivendi Universal (included on the signature page of the Registration Statement on Form F-4 (Registration No. 333-64754), dated
               July 9, 2001).